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                                                                   Exhibit 10.28

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                          REGISTRATION RIGHTS AGREEMENT





                                 By and between





                                   CD&L, INC.,



                                  BNP PARIBAS,



                          EXETER VENTURE LENDERS, L.P.



                                       And



                        EXETER CAPITAL PARTNERS IV, L.P.



                                       And

                     THE OTHER INVESTORS SIGNATORIES HERETO



                                   Dated as of



                                 April 14, 2004


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                                                                  Execution Copy



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of April 14, 2004 and entered into by and among CD&L, INC., a Delaware corporation (the "Company"), the individual investors listed on Exhibit A attached hereto (each, an "Investor" and collectively, the "Investors") and the entities listed on Exhibit B attached hereto (each, an "Original Lender" and collectively, the "Original Lenders") (such Investors and Original Lenders are referred to herein as the "Lenders"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in a Restructuring and Exchange Agreement, dated April 14, 2004, among the Company and the Lenders (the "Exchange Agreement").

                  WHEREAS, the Lenders and the Company are parties to the Exchange Agreement;

                  WHEREAS, in order to induce the Lenders to enter into the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement; and

                  WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions described in the Exchange Agreement;

                  NOW THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows;

                  SECTION 1.        Registration on Request.

                  (a) (i) Registration on Request. At any time and from time to time after the date hereof, upon the request of any holder or group of holders holding (x) at least a majority of the number of shares of Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock ("Securities") and/or (y) at least a majority of the number of shares of Common Stock issued or issuable upon conversion of the Company's Convertible Notes, for a registration of Registrable Securities (a "Demand Request"), the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company, in accordance with the provisions of Section 4 hereof, will use its best efforts to effect the registration under the Securities Act of

                  (A) the Registrable Securities which the Company has been so requested to register in accordance with the Demand Request for disposition in accordance with the intended method or methods of disposition stated in such request, and

                  (B) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within twenty (20) days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that the Company shall not be required to effect more than one (1) registration pursuant to this Section 1 (a "Demand Registration") during any twelve (12) month period. Notwithstanding anything to the contrary contained herein, upon the effectiveness of a Registration Statement on Form S-1 or Form S-3 covering all of the Registrable Securities held by the Lenders, the Company shall have no further obligations hereunder.


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                  (ii) Effective Registration Statement. A registration
         requested pursuant to this Section 1 shall not be deemed to be effected
         (A) if a registration statement with respect thereto shall not have become effective, (B) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the holders of Registrable Securities to be sold thereunder from disposing thereof in accordance with the intended methods of disposition, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the underwriters of such Registrable Securities that were to have been sold thereunder, other than as a result of any breach by any such holder of its obligations thereunder or hereunder or (D) if the registration statement with respect thereto shall not have remained effective for a period of one hundred eighty
         (180) days unless all of the Registrable Securities requested to be registered by the Holders have been sold prior to the expiration of such one hundred eighty (180) day period.

                  (iii) Registration Statement Form. Registrations under this
         Section 1 shall be on such appropriate registration form of the Commission, including an offering on a continuous or delayed basis in the future of all or some portion of the Registrable Securities to the extent and under the terms and conditions set forth in the Securities Act (a "Shelf Registration"), as shall be selected by the Company and as shall permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the request of the holders of Registrable Securities being registered for such registration. The Company agrees to include in any such registration statement all information which the holders of Registrable Securities being registered shall reasonably request. In the event the Company is not permitted to file a Demand Registration as a Shelf Registration or on Form S-3 because it is not current with its Commission filings or for any other reason, then the Company shall file such Demand Registration on Form S-1, provided that the Company shall not be required to file such Form S-1 until the consummation by the Company of a rights offering (the "Rights Offering") as long as such Rights Offering is consummated prior to January 14, 2005 (nine (9) months after the date hereof). If the Rights Offering is not consummated by such date, then within thirty (30) days of demand from holders of at least twenty (20%) percent of the Registrable Securities, the Company shall file such Demand Registration on Form S-1 (or on Form S-3, if the Company is then permitted under applicable securities laws to use a Form S-3). If a Demand Registration is filed as a Shelf Registration, then the Company will use its best efforts keep such Shelf Registration filed pursuant to this Section 1 continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the earlier of (a) the first date that there are no Registrable Securities and (b) the date as of which the Shelf Registration Statement has been effective for one hundred eighty (180) days; provided, that the Company shall take no affirmative actions to deregister any Registrable Securities not sold within such one hundred eighty (180) day period. During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, or if reasonably requested by any holder of Registrable Securities or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.


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                  (iv) Selection of Underwriters. If a requested registration pursuant to this Section 1 involves an underwritten offering, the managing underwriter or underwriters shall be selected by the majority of the holders of Registrable Securities initiating a Demand Registration, such underwriter to be reasonably satisfactory to the Company.

                  (v) Priority in Requested Registrations. If a requested registration pursuant to this Section 1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included therein, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering such securities in the following order: (x) first, Registrable Securities which are proposed to be included in such registration by the Holders pro rata among such Holders on the basis of the number of Registrable Securities owned by such Holders; and (y) second, all other securities requested to be included in such registration by the Company and other Persons exercising piggyback rights pro rata among the Company and such holders.

                  (b) If, while a registration request is pending pursuant to this Section 1, the Company has been advised by legal counsel that the filing of a registration statement would require the disclosure of a material financing or investment transaction, which disclosure the Company reasonably determines in good faith would have a material adverse effect on the Company, the Company shall not be required to effect a registration pursuant to this Section 1 until the earlier of (A) the date upon which such material financing or investment transaction is otherwise disclosed to the public or ceases to be material and
(B) ninety (90) days after the Company makes such good faith determination, provided that the Company shall not be permitted to delay a requested registration in reliance on this paragraph (b) more than once in any twelve (12) month period and provided, further, that in the event the Company exercises its rights under this Section 1(b), the registration shall not be counted as a Demand Registration for purposes of Section 1(a)(i) hereof.

                  (c) A requested registration under this Section 1 may be rescinded by written notice to the Company by the Requisite Holders. Such rescinded registration shall not count as a registration statement initiated pursuant to this Section 1 for purposes of paragraph (a)(i) above if such request is rescinded by the Requisite Holders not later than ten (10) days prior to the filing of a registration statement with the Commission.



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                  SECTION 2.        Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than the proposed shareholder rights offering described in Section 10 of the Exchange Agreement, or pursuant to a transaction described in Rule 145 of the Securities Act or on Form S-4 or S-8), whether or not for sale for its own account, the Company will each time give prompt written confidential notice of such proposed filing to all Holders (i) in all cases at least thirty (30) days before the anticipated filing date and (ii) in the case of a proposed registration in connection with the exercise of any demand registration rights (other than the demand registration rights under Section 1 hereof) within fifteen (15) days after the Company receives notice of such demand. Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as they shall request (a "Piggyback Registration"). Subject to Sections 3(a) and 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after such notice has been given by the Company to the Holders. If the Registration Statement relating to the Piggyback Registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notice of the Company's intention to register such securities shall designate the proposed underwriters of such Public Offering (which shall be one or more underwriting firms of nationally recognized standing) and shall contain the Company's agreement to use its reasonable efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to sell pursuant to Section 2 of this Agreement, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective time of such Piggyback Registration.

                  (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company by or through one or more underwriters of recognized standing and the managing underwriters thereof advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Holders thereof, reduced, if necessary, on a pro rata basis, based on the number of shares of Registrable Securities owned by each such Holder, and (iii) third, if no Registrable Securities had to be excluded pursuant to this Section 2(b), securities other than Registrable Securities requested to be included in such registration, reduced, if necessary, on a pro rata basis, based on the amount of such other securities owned by such other holders; provided that, if such registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and the Holders were excluded from registering any of the Registrable Securities they requested be included in such registration (the "Excluded Registrable Securities") pursuant to the priority provisions of Section 2(b) or 2(c), then the over-allotment option shall be fulfilled through the registration and sale of the Excluded Registrable Securities, subject to the priority provisions of
Section 2(b)(ii) above.


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                  (c) Priority on Secondary Registrations. If a Piggyback
Registration is an underwritten secondary registration on behalf of any holders of the Company's securities, by or through one or more underwriters of recognized standing and the managing underwriters advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration, (i) first, the securities proposed to be sold by the Person initiating such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Holders thereof and other securities requested to be included in such registration by other Persons exercising piggyback rights granted to them by the Company on or prior to the date hereof, reduced, if necessary, on a pro rata basis, based on the number of shares of Registrable Securities and such other securities owned by each Holder and each other Person and (iii) third, the securities owned by such other holders exercising the piggyback rights granted by the Company after the date hereof.

                  SECTION 3. Holdback Agreements; Participation in Underwritten Registrations.

                  (a) Holdback Agreement of Holders of Registrable Securities. If the Company shall at any time register securities under the Securities Act (including any registration pursuant to Sections 1 and 2 hereof), each Holder agrees, if so requested (pursuant to timely notice) by the managing underwriter of an underwritten registration not to effect any public sale or public distribution of any securities of the Company, other than those securities included in a registration pursuant Sections 1 or 2 hereof without the prior written consent of the Company (or such managing underwriter), during the thirty
(30) days prior to the effective date of such registration and until the earlier of (i) the end of the one hundred eighty (180) days after the effective date of such registration and (ii) the abandonment of such offering. Notwithstanding the provisions of the preceding sentence, a Holder may sell any or all of its Registrable Securities in a private sale. The Company may legend and impose stop transfer instructions on any certificate evidencing securities relating to the restrictions provided in this Section 3(a).

                  None of the foregoing provisions of this Section 3(a) shall apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, that any such Holder shall undertake not to effect any public sale or public distribution of the applicable class of Registrable Securities unless it has provided forty-five
(45) days' prior written notice of such sale or distribution to the underwriter or underwriters.

                  (b) Holdback Agreement of the Company. During the period (x) beginning thirty (30) days prior to the effective date of any registration statement filed with respect to Registrable Securities pursuant to a Demand Registration or Piggyback Registration in which any Holder or any group of Holders has requested the sale of Registrable Securities representing more than 3% of the then outstanding Common Stock of the Company and such registration is an underwritten public offering and (y) ending one hundred eighty (180) days after the effective date of any such registration statement (if such lock-up period is required by the underwriters), the Company shall not (except as part of such registration) effect any public sale or public distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan). The Company shall use its reasonable best efforts to cause each of its directors and members of management to agree, orally or in writing to be bound to provisions substantially similar to those set forth in this Section 3(b).


                                      -5-
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                  (c) Participation in Underwritten Registrations. No Person may
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) timely completes and executes all questionnaires, customary powers of attorney, customary indemnities, customary underwriting agreements and other customary documents required under the terms of such underwriting arrangements; provided, that no Holder included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder's title to securities included in such registration and its authorization to transfer such securities.

                  SECTION 4. Registration Procedures. Whenever the Company is required to register Registrable Securities pursuant to Section 1 or 2 hereof, the Company will use its best efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities as prescribed by Section 2 or within sixty (60) days with respect to such Registrable Securities and as prescribed by Section 1 on a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof and use its best efforts to cause each such Registration Statement to become and remain effective for up to one hundred twenty (120) days after the Demand Request; provided, however, that at least ten (10) days before filing a Registration Statement, the Company will furnish to the holders of Registrable Securities covered by such Registration Statement, the underwriters, if any, and any attorney, accountant or other agent retained by any such holder of Registrable Securities or underwriters (i) copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such Holders, their counsel and underwriters, if any, and (ii) if requested, financial and other information required by the Commission to be included in such Registration Statement and all financial and other records, pertinent corporate documents and properties of the Company customarily reviewed in connection with an underwritten registration; and shall cause the officers, directors and employees of the Company, counsel to the Company and independent certified public accountants of the Company, to respond to such inquiries and supply all information, as shall be necessary, in the opinion of respective counsel to such Holders and underwriters, to conduct a reasonable investigation within the meaning of the Securities Act, and will not file any Registration Statement to which the holders of at least a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;


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                  (b) prepare and file with the Commission such amendments,
post-effective amendments and prospectus supplements to such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided, that the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that results in the selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period;

                  (c) furnish to each selling Holder of Registrable Securities covered by a registration statement and to each underwriter, if any, such number of copies of such registration statement, each amendment and post-effective amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus and any supplement to such prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or to be disposed of by such underwriter (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                  (d) use its best efforts to register or qualify and, if applicable, to cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the securities to be included in a Registration Statement for offer and sale under the securities or blue sky laws of such jurisdictions within the United States of America as any selling Holder or managing underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered by the applicable Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process in any such jurisdiction;

                  (e) cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the AMEX and, if listed on the AMEX, use its best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as an AMEX security within the meaning of Rule 11Aa3-1 under the Exchange Act or, failing that, to secure AMEX authorization for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the AMEX;

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                  (f) provide a transfer agent and registrar for all such
Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

                  (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month periods; provided, however, that each Holder to be included in a Registration which makes a written request therefor shall have the right to receive within thirty (30) days of receipt by the Company of such request copies of the information;

                  (h) permit any Holder which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                  (i) use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the securities included therein for sale in any jurisdiction within the United States of America, and, in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction within the United States of America, the Company will use its best efforts promptly to obtain the withdrawal of such order at the earliest possible moment;

                  (j) if the Piggyback Registration or Demand Registration is an underwritten registration, obtain "cold comfort" letters and updates thereof, including, without limitation, a "bring-down comfort letter", (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the selling holders of Registrable Securities) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and each selling Holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the underwriters, if any, or the holders of a majority of the Registrable Securities being sold may reasonably request;

                  (k) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the selling holders of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Registration Statement and such other matters as may be requested by such counsel and underwriters, if any;

                  (l) promptly (but in any event, within two (2) business days) notify the selling holders of Registrable Securities, their counsel and the managing underwriters, if any, and confirm such notice in writing,

                  (i) when a prospectus or any supplement or post-effective amendment to such prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective,

                  (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information,

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by any Person for that purpose,

                  (iv) if at any time the representations and warranties of the Company contemplated by clause (i) of paragraph (q) below cease to be true and correct in any respect,

                  (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose,

                  (vi) of the happening of any event that makes any statement made in such Registration Statement untrue in any material respect or that requires the making of any changes in such Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any prospectus), not misleading, and

                  (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

                  (m) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the holders of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

                  (n) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement;

                  (o) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities not bearing any restrictive legends and in a form eligible for deposit with The Depository Trust Company to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or each Holder of Registrable Securities may request at least three (3) business days prior to any sale of Registrable Securities to the underwriters;

                  (p) as promptly as practicable upon the occurrence of any event contemplated by clause (vi) of paragraph (1) above, prepare a supplement or post-effective amendment to the Registration Statement, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (q) enter into such agreements (including underwriting agreements in customary form, scope and substance) and take all such other actions in connection therewith as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                  (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and the Registration Statement, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, if and when requested;

                  (ii) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures substantially similar to (and no less favorable to the selling holders of Registrable Securities and the underwriters than) those contained in Section 6 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

                  (iii) deliver such documents and certificates as may be requested by the holders of Registrable Securities being sold and managing underwriters, if any, to evidence compliance with clause (i) above and with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company, it being understood that the above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the holders of a majority of the Registrable Securities being sold.

                  (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby; and

                  (t) cause its employees and personnel to use their reasonable efforts to support the marketing of the Registrable Securities (including, without limitation, the participation in "road shows,") to the extent possible taking into account the Company's business needs and the requirements of the marketing process.

                  Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 4(1)(ii), 4(1)(iii), 4(1)(v), 4(1)(vi) or 4(1)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Registration Statement contemplated by Section 4(p), or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice, the time periods mentioned in
Section 1 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement receives (x) the copies of the supplemented or amended prospectus contemplated by Section 4(p) hereof or (y) the Advice, as the case may be.

                  SECTION 5.        Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation (i) all registration, filing fees and expenses (including fees with respect to filings made with AMEX and the NASD (including, if applicable, the fees and expenses of an" "qualified independent underwriter", as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with all Federal securities and State "blue sky" laws (including fees and disbursements of counsel for the underwriters and selling Holders (including local counsel) in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdiction as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), (iii) printing expenses (including printing certificates for the Registrable Securities to be sold and the Registration Statements), messenger and delivery expenses, duplication, word processing, and telephone expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such registration (including the expenses of any special audit and "cold comfort" letters incident to such registration), underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company regardless of whether a Registration Statement becomes effective; provided that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the fees and expenses of any Person, including special experts, retained by the Company, the expense of any liability insurance and the fees and expenses of one special counsel for the holders of Registrable Securities being sold and expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the AMEX.

                  SECTION 6.        Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder and each officer, director, partner, employee, counsel, agent or representative of such Holder and each Person who controls any such Person (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees and disbursements) and expenses, including expenses of investigation, joint or several, (collectively, "Losses") resulting from any violation by the Company of the provisions of the Securities Act or arising out of, caused by or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission of a material fact required to be stated therein (in the case of any prospectus, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading (a "Misstatement/Omission"), except that the Company shall not be liable (i) insofar as such Misstatement/Omission is based upon and in conformity with information furnished in writing to the Company by a Holder expressly for use therein and (ii) to the extent that any such claim arises out of or is based upon a Misstatement/Omission made in any preliminary prospectus,
(x) to the extent such Misstatement/Omission is corrected in the final prospectus and (y) having previously been timely furnished by or on behalf of the Company with sufficient copies of the final prospectus, such indemnified Person thereafter fails to deliver such prospectus prior to or concurrently with the sale to the Person who purchased a Registrable Security from such indemnified Person and who is asserting such claim. In connection with an underwritten offering, the Company will indemnify such underwriters, selling brokers, dealer managers and similar securities industry professionals, or any of their officers, directors or employees or any Persons who control the same within the meaning of Section 15 of the Securities Act, participating in the distribution, their officers and directors and each Person who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriters to the same extent as provided above with respect to the indemnification of the Holders. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be party.

                  (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such powers of attorney, custody agreements and letters of direction and other information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, and each such Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, any Losses resulting from any Misstatement/Omission, but only to the extent that such Misstatement/Omission is based upon and in conformity with information furnished in writing by such Holder expressly for use in such Registration Statement; provided that the obligation to indemnify will be individual (several and not joint) to each Holder and will be limited to the net amount of proceeds (net of payment of all expenses) received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

                  (c) In case any action, claim or proceeding shall be brought against any Person entitled to indemnification hereunder, such indemnified party shall promptly notify each indemnifying party in writing, and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. The failure to so notify such indemnifying party shall not affect any obligation it may have to any indemnified party under this Agreement or otherwise except to the extent that (as finally determined by a court of competent jurisdiction (which determination is not subject to review or appeal)) such failure materially and adversely prejudiced such indemnifying party. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses; (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party or an affiliate or controlling person of such indemnifying party, and such indemnified party shall have been advised in writing by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or (y) a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its Affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

                  No indemnified party shall be liable for any settlement effected without its written consent (which shall not be unreasonably withheld, conditioned or delayed). Each indemnifying party agrees, jointly and severally, that it will not, without the indemnified party's prior written consent (which shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom.

                  (d) The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

                  (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, and will survive the transfer of securities.

                  (f) Contribution. If the indemnification provided for in this
Section 6 is unavailable to, or insufficient to hold harmless, an indemnified party under Section 6(a) or Section 6(b) above in respect of any Losses referred to in such Sections, then each applicable indemnifying party shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holder, on the other, in connection with the Misstatement/Omission which resulted in such Losses, taking into account any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

                  The relative fault of the Company, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the relevant Misstatement/Omission relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement/Omission.

                  The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(f), a Holder shall not be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnity under Section 6(b) was available.

                  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this
Section 6(f) shall be several and not joint.

                  An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6(f) to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

                  The indemnity and contribution agreements contained in this
Section 6 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

                  SECTION 7.        Rules 144 and 144A.

                  The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information) and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements of this Section 7.

                  SECTION 8.        Definitions.

                  "Advice" shall have the meaning provided in Section 4.

                  "AMEX" means the American Stock Exchange.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means the Company's Common Stock, par value $.001 per share, or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

                  "Company" shall have the meaning provided in the first paragraph of this Agreement.

                  "Demand Registration" shall have the meaning provided in
Section 1(a).

                  "Demand Request" shall have the meaning provided in Section 1(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" means any Person who owns or holds Series A Preferred Stock, Convertible Notes or shares of Common Stock issued upon conversion of such Series A Preferred Stock or Convertible Notes.

                  "Lender" shall have the meaning provided in the first paragraph of this Agreement.

                  "Losses" shall have the meaning provided in Section 6(a).

                  "Misstatement/Omission" shall have the meaning provided in
Section 6(a).

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Piggyback Registration" shall have the meaning provided in
Section 2(a).

                  "Public Offering" shall mean a widely distributed sale of Common Stock in an underwritten public offering pursuant to an effective registration statement filed with the Commission.

                  "Registrable Securities" means (i) any of the shares of Common Stock issuable or issued upon the conversion of the Series A Preferred Stock, the Convertible Notes or the Warrants and (ii) any securities issued or issuable with respect to such Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act or any successor rule or ceased to be outstanding. The foregoing notwithstanding, a security will not cease to be a Registrable Security until all stop transfer instructions or notations and restrictive legends with respect to such security have been lifted or removed.

                  "Registration Expenses" shall have the meaning provided in
Section 5(a).

                  "Registration Statement" means any registration statement (including a shelf registration) under the Securities Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Requisite Holders" shall mean, at any time, and with respect to any registration and related public offering, the holders of at least a majority of the Registrable Securities proposed to be included in such Public Offering before giving effect to any cut-back provisions contained herein.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                  "Shelf Registration" shall have the meaning set forth in
Section 1(b) of this Agreement.

                  "Warrants" shall mean the warrants, dated January 29, 1999, to purchase an aggregate of 506,250 shares of the Company's Common Stock, held by the Original Lenders.

                  SECTION 9.        Miscellaneous.

                  (a) Effect on Other Agreements. Upon the execution of this Agreement, the Registration Rights Agreement, dated January 29, 1999 (the "Prior Agreement"), among the Company and the Original Lenders shall be null and void, and neither the Company nor the Original Lenders shall have any obligations or rights thereunder. The registration rights granted to the Lenders under this Agreement do not and shall not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any other registration rights which conflict with, impair or are otherwise senior to the registration rights granted hereby.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights provided in the Exchange Agreement or the Amended Loan Agreement (as defined in the Exchange Agreement) or granted by law, it being understood and agreed that the Company shall not be liable for any decrease in value of Registrable Securities arising from circumstances beyond its control. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Accordingly, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may be amended, modified, supplemented or waived only upon the prior written consent of the Company and the Holders of a majority of the Registrable Securities; provided that any such amendment, modification, supplement or waiver shall not effect the rights of any Holder under this Agreement without such Holder's consent.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of any Lender or Holder are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities (except in the event such subsequent Holder is a direct competitor of the Company (as determined in good faith by management of the Company)). The Company may not assign its rights or obligations hereunder without prior written consent of each Holder except by operation of law.

                  (e) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but each of which when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same Agreement.

                  (g) Descriptive Headings: Interpretation. The descriptive headings of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  (h) Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be duly given, if contained in a written instrument, (i) delivered by hand in person, (ii) two (2) days following deposit with a nationally reorganized overnight courier service, (iii) by electronic facsimile transmission (with a copy sent by first class mail, postage prepaid), or (iv) five (5) days following deposit in the mail, if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties.

                  If to the Company, to:

                  CD&L, Inc.
                  80 Wesley Street
                  South Hackensack, New Jersey  07606
                  Attention:  Chief Executive Officer
                  Telephone:  201-487-7740
                  Facsimile:  201-489-6974
                  with a copy (which shall not constitute notice) to its counsel:

                  Lowenstein Sandler PC
                  65 Livingston Avenue
                  Roseland, New Jersey  07068
                  Attention:  Alan Wovsaniker, Esq.
                  Telephone:  973-597-2564
                  Facsimile:  973-597-2565

                  If to the Investors, to:

                  Albert W. Van Ness, Jr.
                  CD&L, Inc.
                  80 Wesley Street
                  South Hackensack, New Jersey  07606
                  Telephone:  201-487-7740
                  Facsimile:  201-489-6974

                  with a copy (which shall not constitute notice) to its counsel:

                  Mark Carlesimo, Esq.
                  CD&L, Inc.
                  80 Wesley Street
                  South Hackensack, New Jersey  07606
                  Telephone:  201-487-7740
                  Facsimile:  201-489-6974

                  If to the Original Lenders, to:

                  BNP Paribas
                  787 Seventh Avenue
                  New York, New York  10019
                  Attention:  Jeffrey Youle
                  Telephone:  212-841-2000
                  Facsimile:  212-841-3558


                  with a copy (which shall not constitute notice) to its counsel:


                  White & Case LLP
                  1155 Avenue of the Americas
                  New York, New York  10036
                  Attention:  John M. Reiss, Esq.
                              Mark L. Mandel, Esq.
                  Telephone:  (212) 819-8200
                  Facsimile:  (212) 354-8113

                  Exeter Venture Lenders, L.P.
                  10 East 53rd Street, 32nd Floor
                  New York, New York  10022
                  Attention: Keith R. Fox
                  Telephone: 212-872-1172
                  Facsimile: 212-872-1198


                  Exeter Capital Partners IV, L.P.
                  10 East 53rd Street, 32nd Floor
                  New York, New York  10022
                  Attention: Keith R. Fox
                  Telephone: 212-872-1172
                  Facsimile: 212-872-1198

                  (i) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE.

                  (j) Submission to Jurisdiction; Waiver of Jury Trial. (i) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York, County of New York or in the United States District Court for the Southern District of New York and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in Section 9(h) such service to become effective ten (10) days after such mailing. Each party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Subject to
Section 9(j)(i) the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

                  (ii) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 9(j)(i) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

                  (iii) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

                  (iv) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

                  (v) Each party to this Agreement hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each party (x) certifies that no representative, agent or attorney of the any other party has represented, expressly or otherwise that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (y) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9(j)(v).

                  (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the Prior Agreement.

                  (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  IN WITNESS WHEREOF the parties hereto have or have caused this Registration Agreement to be duly executed as of the date first above written.

                                         CD&L, INC.

                                         By:__________________________________
                                            Name:  .
                                            Title:  Chief Executive Officer

                                         BNP PARIBAS

                                         By:__________________________________
                                            Name:
                                            Title:

                                         By:__________________________________
                                            Name:
                                            Title:

                                         EXETER VENTURE LENDERS, L.P.

                                         By: Exeter Venture Advisors, Inc.,
                                             its General Partner

                                         By:__________________________________
                                            Name:  Kurt Bergquist
                                            Title: Vice President

                                         EXETER CAPITAL PARTNERS IV, L.P.

                                         By: Exeter IV Advisors, L.P.,
                                             its General Partner

                                         By: Exeter IV Advisors, Inc.,
                                             its General Partner

                                         By:__________________________________
                                            Name:  Kurt Bergquist
                                            Title: Vice President



                                                   Investors Signatures Follow